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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported):  January 25, 2000
                                                        ------------------

                          LITTLEFIELD, ADAMS & COMPANY
                          ----------------------------
             (Exact name of registrant as specified in its charter)

        NEW JERSEY                       1-8176                 #22-1469846
        ----------                       ------                 -----------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
     of incorporation                                        Identification No.)

             6262 Executive Blvd., Huber Heights, Ohio  45424-1423
             ------------------------------------------------------
             (Address of principal executive offices, and Zip Code)

       Registrant's telephone number, including area code:  937-236-0660
                                                            ------------


                     --------------------------------------
         (Former name or former address, if changed since last report)
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                          Littlefield, Adams & Company

Item 4. Changes In Registrant's Certifying Accountant

     On January 25, 2000, Littlefield, Adams & Company (the "Company") was notified by Arthur Andersen LLP that such firm would not stand for re-election for the fiscal year ended December 31, 1999, and also tendered its resignation as the Company's independent auditors.

     A. Pursuant to Item 304(a)(1) of Regulation S-K, the Company reports the following specific information:

          (i) On January 25, 2000, the Company received written notification from Arthur Andersen LLP, that such firm would not stand for re-election as the Company's independent auditors for the fiscal year ended December 31, 1999.

          (ii) The reports of Arthur Andersen LLP on the Company's financial statements for the fiscal years ended December 31, 1998 and 1997, were unqualified and contained no adverse opinion or disclaimer of opinion and no such report was qualified or modified as to uncertainty, audit scope, or accounting principles, except described in the following sentence. The report of Arthur Andersen LLP on the Company's financial statements for the fiscal year ended December 31, 1997, was unqualified but contained a modification for a going concern uncertainty.

          (iii) The Company's Board of Directors has authorized the Audit Committee of the Board of Directors to recommend the engagement of a new independent auditor.

          (iv) There were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, between the Company and its independent auditors during the Company's two most recent fiscal years or subsequent thereto.

          (v) No event requiring disclosure under Item 304(a)(1)(v) of Regulation S-K has occurred.

     B. No event requiring disclosure under Item 304(a)(2) of Regulation S-K has occurred.

     C. In accordance with the requirements of Item 304(a)(3) of Regulation S-K, Arthur Andersen LLP has been provided with a copy of the foregoing disclosures and has provided a letter addressed to the Securities and Exchange Commission required by said item and said letter dated January 31, 2000, is attached as Exhibit 16 hereto.

     D. A successor firm to serve as independent auditors for the Company is expected to be selected in the near future.


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Item 7.  Financial Statements and Exhibits

               (a)  N/A

               (b)  N/A

               (c)  Exhibits required by Item 601 of Regulation S-k

                    16 Letter from Arthur Andersen LLP dated January 31, 2000.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            LITTLEFIELD, ADAMS & COMPANY
                                            ----------------------------
                                                     (Registrant)


Date: February 1, 2000                      /s/ John J. Tsucalas
                                            -----------------------------------
                                            John J. Tsucalas
                                            interim Chief Executive Officer and
                                            interim Chief Financial Officer